Exhibit 10.3

THIRD AMENDMENT TO TERM LOAN CREDIT AGREEMENT

THIRD AMENDMENT TO TERM LOAN CREDIT AGREEMENT (this “Third Amendment”), dated as of June 28, 2019, among PARTY CITY HOLDINGS INC., a Delaware corporation (the “Borrower Agent”), PARTY CITY CORPORATION, a Delaware corporation (the “Subsidiary Borrower” and, together with the Borrower Agent, the “Borrowers”), PC INTERMEDIATE HOLDINGS, INC., a Delaware corporation (“Holdings”), DEUTSCHE BANK AG NEW YORK BRANCH (“DBNY”), as administrative agent (in such capacity, the “Administrative Agent”) and each of the Lenders (as defined below) party hereto. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Borrowers, Holdings, the Administrative Agent, DBNY, as collateral agent (in such capacity, including any permitted successor thereto, the “Collateral Agent”) under the Loan Documents, the subsidiaries of the Borrowers from time to time party thereto and each lender from time to time party thereto (the “Lenders”) have entered into a Credit Agreement, dated as of August 19, 2015 (as amended by the First Amendment to Term Loan Credit Agreement, dated as of October 20, 2016, the Second Amendment to Term Loan Credit Agreement, dated as of February 16, 2018, and as otherwise amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”); and

WHEREAS, the Borrowers, Holdings, the Administrative Agent and the Lenders party hereto desire to amend the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

SECTION 1. Amendment to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order as follows:

“Third Amendment” shall mean the Third Amendment to Term Loan Credit Agreement, dated as of June 28, 2019, by and among Holdings, the Borrowers, the Administrative Agent and each of the Lenders party thereto.

“Third Amendment Effective Date” has the meaning provided in the Third Amendment.

(b) Section 6.10 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 6.10. Sales and Lease-Backs. The Borrowers and the Subsidiary Guarantors shall not, nor shall they permit any of their Subsidiaries to, directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any lease of any property (whether real, personal or mixed), whether now owned or hereafter acquired, which such Borrower or Subsidiary (a) has sold or transferred or is to sell or to transfer to any other Person (other than the Borrower Agent or any of its Subsidiaries) and (b) intends to use for substantially the same purpose as the property which has been or is to be sold or transferred by such Borrower or Subsidiary to any Person (other than the Borrower Agent or any of its Subsidiaries) in connection with such lease (such a transaction described herein, a “Sale and Lease-Back Transaction”); provided that Sale and Lease-Back Transactions shall be permitted in respect of the real properties owned by the Borrowers and/or the Subsidiary Guarantors and located at (i) 47 Elizabeth Drive, Chester, New York, (ii) 7700 Anagram Drive, Eden Prairie, Hennepin County, MN 55344 and (iii) 2800 Purple Sage Road NW, Village of Los Lunas, New Mexico, in each case, so long as (x) 50% of the net proceeds received by the Borrowers and/or the Subsidiary Guarantors in connection with such Sale and Lease-Back Transactions are used to promptly (but in no event later than five (5) Business Days after the Third Amendment Effective Date) prepay the Term Loans and (y) 50% of such net proceeds are used to promptly (but in no event later than three (3) Business Days after the Third Amendment Effective Date) prepay the loans outstanding under the ABL Credit Agreement.”

SECTION 2. Conditions of Effectiveness of this Third Amendment. This Third Amendment shall become effective on the date when the following conditions shall have been satisfied (such date, the “Third Amendment Effective Date”):

(a) the Borrowers, Holdings, the Administrative Agent and Lenders constituting the Required Lenders under the Credit Agreement shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Administrative Agent;

(b) on the Third Amendment Effective Date and after giving effect to this Third Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the Administrative Agent shall have received from the Borrowers a certificate executed by a Responsible Officer of the Borrower Agent, certifying the foregoing and as to the matters set forth in Section 6 hereof;

(c) the Administrative Agent shall have received a copy of a duly executed amendment to the ABL Credit Agreement, in form and substance reasonably satisfactory to the Administrative Agent; and

(d) the Administrative Agent shall have received, for the benefit of each Lender that has delivered an executed counterpart to this Third Amendment on or prior to 12:00 p.m. (New York time) on June 28, 2019 (such date, the “Consent Deadline”), a consent fee (“Consent Fee”) in an amount equal to 0.10% of the aggregate principal amount of such Lender’s outstanding Loans held by it on the Business Day immediately prior to the Third Amendment Effective Date (for the avoidance of doubt, without giving effect to any prepayment required under Section 6.10 of the Credit Agreement after giving effect to the Third Amendment), the full amount of which fee shall be earned and payable on the date that is three (3) Business Days after the Consent Deadline.

SECTION 4. Costs and Expenses. Each Borrower hereby reconfirms its obligations pursuant to Section 9.03 of the Credit Agreement to pay and reimburse the Administrative Agent in accordance with the terms thereof.

SECTION 5. Remedies. This Third Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6. Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Third Amendment, each of the Loan Parties represents and warrants to the Administrative Agent and the Lenders on and as of the Third Amendment Effective Date that, in each case:

(a) this Third Amendment has been duly authorized, executed and delivered by it and each of this Third Amendment and the Credit Agreement (as modified by this Third Amendment) constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or limiting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(b) all representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (without duplication of any materiality qualifier therein) with the same effect as though such representations and warranties had been made on the Third Amendment Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects (without duplication of any materiality qualifier therein) only as of such specified date).

SECTION 7. Reference to and Effect on the Credit Agreement and the Loan Documents.

(a) On and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Third Amendment.

(b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Third Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Secured Obligations of the Loan Parties, in each case, as amended by this Third Amendment.

(c) The execution, delivery and effectiveness of this Third Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 8. Governing Law. THIS THIRD AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS THIRD AMENDMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 9. Counterparts. This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrowers and the Administrative Agent. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Third Amendment shall be effective as delivery of an original executed counterpart of this Third Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Third Amendment as of the date first above written.

PC INTERMEDIATE HOLDINGS, INC.

By:	/s/ James M. Harrison
Name:	James M. Harrison
Title:	President

PARTY CITY HOLDINGS INC.

By:	/s/ James M. Harrison
Name:	James M. Harrison
Title:	Chief Executive Officer and Treasurer

PARTY CITY CORPORATION

By:	/s/ Michael A. Correale
Name:	Michael A. Correale
Title:	Vice President and Treasurer

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent

By:	/s/ Yumi Okabe
Name:	Yumi Okabe
Title:	Vice President

By:	/s/ Marguerite Sutton
Name:	Marguerite Sutton
Title:	Vice President

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED LENDER HEREBY CONSENTS TO THE THIRD AMENDMENT TO WHICH THIS SIGNATURE PAGE IS ATTACHED.

[Lender signature pages on file with the Administrative Agent]